AMENDMENT NO. 3
TO
AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
(Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares,
Class C5 Shares, Class R Shares and Class R5 Shares)
(Reimbursement)
(effective February 12, 2010, as amended February 12, 2010)
     The Amended and Restated Plan of Distribution Pursuant to Rule 12B-1 (Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares, Class C5 Shares, Class R Shares and Class R5 Shares) (Reimbursement) (the “Plan”), effective February 12, 1010, as subsequently amended February 12, 2010, is hereby amended, effective May 23, 2011, as follows:
     WHEREAS, the Plan is hereby amended to add Class R Shares to Invesco Van Kampen American Franchise Fund and Invesco Van Kampen Value Opportunities Fund;
     NOW THEREFORE, the parties agree that:
1.	Schedule A to the Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Funds	Shares
Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Equity Premium Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2010 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Funds	Shares
Invesco Van Kampen Asset Allocation Conservative Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Asset Allocation Growth Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Asset Allocation Moderate Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Harbor Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Real Estate Securities Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Funds	Shares
Invesco Van Kampen Emerging Markets Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Global Equity Allocation Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen Global Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Global Tactical Asset Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen International Advantage Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class A5 Shares
Class B5 Shares
Class C5 Shares

Invesco Van Kampen Core Plus Fixed Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Government Securities Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen High Yield Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen Limited Duration Fund	Class A Shares*
Class B Shares
Class C Shares

*	the distribution fee authorized hereby and the service fee authorized pursuant to the Service Plan, in the aggregate, shall not exceed on an annual basis 0.15% of the Fund’s average daily net assets attributable to (i) Class A Shares sold on or after the date on which this Distribution Plan is first implemented with respect to Class A Shares; (ii) Class A shares sold by Van Kampen Funds Inc. pursuant to distribution plans that terminated upon assignment as a result of the acquisition by Invesco Ltd. of the retail investment management business of Morgan Stanley; and (iii) Class A Shares that are issued upon exchange for shares of beneficial interest of another fund distributed by the Distributor. The Fund may pay a distribution fee as determined from time to time by its Board of Trustees in an annual amount not to exceed the lesser of (i) (A) 0.15% of the Fund’s average daily net asset value during such year attributable to Class A Shares minus (B) the amount of the service fee with respect to the Class A Shares actually expended during such year by the Fund pursuant to the Service Plan and (ii) the actual amount of distribution related expenses incurred by the Distributor with respect to Class A Shares.
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Capital Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Enterprise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Funds	Shares
Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Technology Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Utility Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco Van Kampen California Insured Tax Free Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Insured Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares”